LONG-TERM DEBT, NET - Scheduled Maturities of Long-Term Debt (Excluding Unamortized Deferred Financing Costs) (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Debt Disclosure [Abstract]
Year ending December 31, 2019	$ 350,000
Year ending December 31, 2020	425,000
Year ending December 31, 2021	850,128
Year ending December 31, 2022	0
Year ending December 31, 2023	0
Total long-term debt	$ 1,625,128	$ 2,025,129